Exhibit 99.2

BACKGROUND/TIMELINE 1. Alpha Healthcare Acquisition Corp. III (Nasdaq: ALPA) announced execution of definitive Merger Agreement with Carmell Therapeutics on Jan 4, 2023 2. Began due diligence and negotiations for potential bolt-on acquisition of Axolotl Biologix on March 20, 2023 3. Announced non-binding LOI with Axolotl Biologix on June 27, 2023 4. ALPA/Carmell merger successfully closed on July 14, 2023 (Nasdaq: CTCX) 5. Evaluating additional bolt-on acquisitions of profitable businesses 6. Announced execution of definitive Merger Agreement with Axolotl Biologix on July 27, 2023 7. Announced new corporate identity reflecting broader focus (encompassing Aesthetics) rather than purely Therapeutics on August 1, 2023 0

CREATING SHAREHOLDER VALUE: ACQUISITIONS & DEAL MAKING ALPA ALPA New Ticker: CTCX CTCX Nasdaq listed 100% 100% 100% Candy Merger Sub Carmell Therapeutics Carmell Therapeutics Carmell Therapeutics Axolotl 1 Biologix TargetCo 3 Target Evaluation Merger Announced in Jan 2023 Merger Closed in July 2023 Bolt-on Acquisitions Commercial Assets Phase 2 trial for Tibia Fracture / FA Fusion Out-license to MedTech Accelerate Alopecia R&D Topical Skin Care R&D program Bolt-on Acquisition • Expand applications • Enter new markets 1 One or more potential target businesses are to be identified. Carmell is not currently party to any agreement to acquire any business other than Axolotl. 1

# BUSINESS OVERVIEW

| | Carmell | Axolotl Biologix |
|---|---|---|
| Facilities | Pittsburgh, PA | Flagstaff, AZ |
| Employees (full-time + part-time) | 25 | 15 |
| Technology | Allogeneic Platelet Rich Plasma | Human amnion allografts |
| Value Drivers | • R&D programs in skin and bone healing<br>  • Phase 2: tibia fracture<br>  • Multiple in Preclinical | • Commercial products aimed at skin healing (diabetic foot ulcers, burns, venous leg ulcers)<br>  • ~$50M in Jun TTM revenue<br>  • ~$5M in Jun TTM EBITDA<br>• R&D programs in skin and bone healing |
| Key Indications | • Tibia fracture with IM rodding<br>• Foot/Ankle fusion<br>• Topical cosmeceutical<br>• Alopecia | • Foot/Ankle arthritis<br>• Topical cosmeceutical<br>• Alopecia |

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PEER VALUATION Enterprise Value, R&D expense/ Est FY23 Revenue Source: CapitalIQ Debt/Equity EV/TTM Revenue EV/TTM EBITDA $M Revenue Growth Profitable companies Artivion 968 45% 11% 7.0% 3.0x 25.1 NuVasive 2,936 40% 8% 7.0% 2.4x 13.9 Integra LifeSciences 4,861 39% 11% 1.3% 3.1x 12.5 Globus Medical 5,632 0% 7% 11.6% 5.3x 17.9 ConvaTecGroup 6,674 24% 4% 1.7% 3.2x 15.5 Smith & Nephew 15,955 21% 8% 0.1% 3.1x 14.3 Coloplast 28,881 12% 3% 15.6% 8.2x 25.5 Median 24% 8% 7.0% 3.1x 15.5x Unprofitable companies (or some other company-specific issue) XtantMedical 130 18% 1% 13.9% 2.1x N/A AroaBiosurgery 184 2% 16% 64.1% 4.6x N/A TELA Bio 262 16% 14% 53.1% 5.8x N/A SanaraMedTech 344 0% 6% 121.8% 6.4x N/A AxoGen 386 14% 18% 13.3% 2.7x N/A AVITA Medical 403 0% 29% 34.1% 10.8x N/A Organogenesis1 528 13% 9% (1.4%) 1.1x 13.7 Bioventus2 729 160% 5% 19.3% 1.4x 24.3 MiMedxGroup 944 6% 8% 8.5% 3.4x N/A VericelCorporation 1,707 0% 11% 8.4% 10.1x N/A Median 10% 10% 16.6% 4.0x 3 N/A 1. Organogenesis is fighting a legal battle related to its marketing practices 3. 5.2x EV/TTM Revenue excluding Organogenesis and Bioventus 3 2. Bioventus has more debt than equity Profitable companies trading at higher EV/Rev on growth adjusted basis

# DISCLAIMER

This presentation ("Presentation") is for informational purposes only to assist interested parties in making their own evaluation of Carmell Therapeutics (the "Company"). The information contained herein does not purport to be all-inclusive and of the Company nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives makes any representation or warranty, express or implied, as to the accuracy, completeness or reliability of the information contained in this Presentation. You should consult your own counsel and tax and financial advisors as to legal and related matters concerning the matters described herein, and, by accepting this Presentation, you confirm that you are not relying upon the information contained herein to make any decision.

The reader shall not rely upon any statement, representation or warranty made by any other person, firm or corporation in making its investment or decision to invest in the Company. The Company nor any of their respective affiliates nor any of its or their control persons, officers, directors, employees or representatives, shall be liable to the reader for any information set forth herein or any action taken or not taken by any reader, including any investment in shares of the Company. Certain information contained in this Presentation relates to or is based on studies, publications, surveys and the Company's own internal estimates and research. In addition, all of the market data included in this Presentation involves a number of assumptions and limitations, and there can be no guarantee as to the accuracy or reliability of such assumptions. Finally, while the Company believes its internal research is reliable, such research has not been verified by any independent source.

**No Offer or Solicitation**. This communication is for informational purposes only and does not constitute, or form a part of, an offer to sell or the solicitation of an offer to sell or an offer to buy or the solicitation of an offer to buy any securities, and there shall be no sale of securities, in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

**Forward-Looking Statements**. Certain statements in this Presentation may be considered forward-looking statements. Forward-looking statements generally relate to future events or the Company's future financial or operating performance. For example, statements concerning the following include forward-looking statements: the success, cost and timing of product development activities, including timing of initiation, completion and data readouts for clinical trials; the potential attributes and benefits of product candidates, including in comparison to other products on the market for the same or similar indications; ability to compete with other companies currently marketing or engaged in the development of treatments for relevant indications; the size and growth potential of the markets for product candidates and ability to serve those markets; the rate and degree of market acceptance of product candidates, if approved; the potential pricing of product candidates, if approved; the proceeds of the Business Combination and the Company's expected cash runway; and the potential effects of the Business Combination on the Company. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "expect", "intend", "will", "estimate", "anticipate", "believe", "predict", "potential" or "continue", or the negatives of these terms or variations of them or similar terminology. Such forward-looking statements are subject to risks, uncertainties, and other factors which could cause actual results to differ materially from those expressed or implied by such forward looking statements.

These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by the Company and its management, as the case may be, are inherently uncertain. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management's control including general economic conditions and other risks, uncertainties and factors set forth in the section entitled "Risk Factors" in ALPA's final proxy, dated June 23, 2023, and other filings with the Securities and Exchange Commission (SEC), as well as factors associated with companies, such as the Company, that are engaged in clinical trials in the biopharma industry, including uncertainty in the timing or results of clinical trials and receipt of regulatory approvals for product candidates, and in the healthcare industry, including the impact of the COVID-19 pandemic; competition in the healthcare industry; inability to recruit or retain a sufficient number of patients or physicians and other employees; changes to federal and state healthcare laws and regulations; changes to reimbursement rates; overall business and economic conditions affecting the healthcare industry, including conditions pertaining to health plans and payors; failure to develop new technology and products, if approved; and security breaches, loss of data or other disruptions.

Nothing in this Presentation should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward- looking statements in this Presentation, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Except as required by law, the Company does not undertake any duty to update these forward-looking statements. This Presentation contains certain financial forecast information of the Company. Such financial forecast information constitutes forward-looking information and is for illustrative purposes only and should not be relied upon as necessarily being indicative of future results. The assumptions and estimates underlying such financial forecast information are inherently uncertain and are subject to a wide variety of significant business, economic, competitive and other risks and uncertainties. See "Forward-Looking Statements" above. Actual results may differ materially from the results contemplated by the financial forecast information contained in this Presentation, and the inclusion of such information in this Presentation should not be regarded as a representation by any person that the results reflected in such forecasts will be achieved.

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